SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 1998

                              Travelers Group Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                        1-9924                      52-1568099
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     (State or other              (Commission                  (IRS Employer
     jurisdiction of              File Number)               Identification No.)
     incorporation)

           388 Greenwich Street, New York, New York          10013
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           (Address of principal executive offices)        (Zip Code)

                                 (212) 816-8000
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              (Registrant's telephone number, including area code)
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                              TRAVELERS GROUP INC.
                           Current Report on Form 8-K

Item 5. Other Events.

            On April 6, 1998, Travelers Group Inc. and Citicorp announced that they had entered into a definitive agreement to combine in a merger of equals (the "Merger"). In connection with the Merger, certain historical financial information from Citicorp's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, and certain additional pro forma financial information, are being filed as Exhibits 99.01 and 99.02, respectively to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      99.01 Certain historical financial information from Citicorp's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      99.02 Unaudited Pro Forma Condensed Combined Statement of Financial Position as of June 30, 1998, Unaudited Pro Forma Condensed Combined Statement of Income for the three months and six months ended June 30, 1998 and 1997, and the notes thereto.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 1998
                                                TRAVELERS GROUP INC.


                                                By: /s/ William T. Bozarth
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                                                        William T. Bozarth
                                                        Vice President


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